Quarterly Update FY 2007 Third Quarter July 18, 2007 Johnson Controls, Inc. ("the Company") has made forward-looking statements in this document pertaining to its financial results for fiscal 2007 that are based on preliminary data and are subject to risks and uncertainties. All statements other than statements of historical fact are statements that are or could be deemed forward-looking statements. For those statements, the Company cautions that numerous important factors, such as automotive vehicle production levels and schedules, the ability to mitigate the impact of higher raw material and energy costs, the strength of the U.S. or other economies, foreign currency exchange rates, cancellation of commercial contracts, labor interruptions, the ability to realize acquisition related integration benefits, and the ability to execute on restructuring actions according to anticipated timelines and costs, as well as those factors discussed in the Company's most recent Form 10-K filing (dated December 5, 2006) could affect the Company's actual results and could cause its actual consolidated results to differ materially from those expressed in any forward-looking statement made by, or on behalf of, the Company. Exhibit 99.2

Welcome Denise Zutz - Vice President, Strategy, Investor Relations and Communication Overview John Barth - Chairman and CEO Q3 Business Results Steve Roell - Vice Chairman and Executive Vice President Financial Review Bruce McDonald - Executive Vice President and CFO Q&A (conclude at noon Eastern time) Agenda

Record Results Sales up 6% to record $8.9 billion Building efficiency: double-digit increases in NA systems and services, rest of world and global workplace solutions Higher power solutions revenues due primarily to lead price increases Automotive experience level with 2006 Segment income up 14% to $573 million 43% increase for building efficiency Power solutions level (excluding 2006 Q3 benefit, up 37%) Automotive experience: margin improvement in Europe, sequential improvement in North America Income from continuing operations up 18% to a record $396 million $1.98 per diluted share vs. $1.70 in 2006 Thanks to our employees around the world! Third Quarter 2007

News and Highlights Leadership Recognition "Supplier of the Year" -JC Penney "Top Supporters of Historically Black Colleges and Universities" -Black Engineering magazine "Supplier of the Year" -General Motors "40 Best Companies for Diversity" -Black Enterprise magazine "World's Most Ethical Companies" -Ethisphere magazine "Best Safety Contractor" -Intel, China "FTSE4Good (sustainability) Index" Tlaxcala Quality Award -Tlaxcala, Mexico state government "Outstanding Delivery Performance" -Honda Power Solutions European PowerFrame launch Won major new European aftermarket battery customer Hybrid vehicles strategy in China on track Building Efficiency Named to Clinton Climate Initiative Performance contracting in 40 key cities globally Awarded chiller contract for 115,000-ton cooling plant in Qatar Residential / light commercial distribution expansion: U.S. Airconditioning Distributors agreement Automotive Experience Emerging markets: new business awards in Russia, Turkey Winning business from distressed suppliers Successful launches: GM, Fiat, Kia 4

Johnson Controls Profitable growth: our first priority to increase shareholder return Significant growth opportunities in each of our businesses: improving comfort, safety and sustainability Energy efficiency/environment Hybrid vehicles Automotive electronics Emerging markets Investing in innovation; product and process technologies Discipline of continuous improvement in all aspects of our global organization Cost, quality, productivity, execution Focus on margin improvement World-class management team and employees dedicated to our customers and our goals Financial strength to continue investing in all our businesses 2007 Outlook Consistent performance 61st year of sales increases 17th year of earnings increases 32nd year of dividend increases 9

Q3 2007 Building Efficiency Non-residential industry Global markets remain strong North America: 7% growth in education and healthcare construction / retrofit spending in 2007; moderating slightly in 2008 Double-digit new construction growth in key emerging markets Energy efficiency / green increasingly important to customers Residential industry New construction down 24% Seeing some increase in construction permits in certain markets Inventories at near normal levels due to record NA summer heat Commercial backlog $4.3 B, +16% (at June 30, 2007) Commercial orders: strength in U.S. higher education, federal government and in Europe 11 2007 2006 Sales $3.2B $2.8B +15% North America systems and services up 18% Executing on strong backlog: New construction, retrofit, equipment, systems, technical services Global workplace solutions up 26% New programs: BBC and Orange Residential sales up modestly on lower unit shipments Segment Income $274M $191M +43% Higher volume plus operational improvements Margin expansion in NA, Europe, RoW

Q3 2007 Power Solutions Industry North America: lower demand due to decrease in vehicle production levels and flat aftermarket Unprecedented increases in lead prices LME Year-over-year up 278% ($995/ton to $2,546/ton) Q2 end to Q3 end up 37% Closing price 7/17: $3,169/ton Johnson Controls Optima: expanded production capacity to launch in Q4 Winning new business in Europe 2008 lithium-ion hybrid pilot production launch on track 2007 2006 Sales $1.0B $886M +16% Higher unit prices due to lead cost pass-through Overall unit sales level North America down slightly, Europe up slightly China sales higher Segment Income $119M $120M level Non-recurring $33M insurance benefit in 2006 Q3 Excluding benefit, up 37% Continued benefits from best business practices, Six Sigma Price actions and hedges negate impact of higher lead Q4 lead impact a concern due to lag in pass-throughs 13

Q3 2007
Automotive Experience

JOHNSON CONTROLS

Vehicle production

North America

- Down 2% overall
- Domestic OEs down 7%
- Mix: Light trucks flat, cars down

Europe

- Estimated up 1%

- **Chinese market remains strong**

	2007	2006	
Sales	**$4.6B**	**$4.7B**	**-1%**

- North America: down 2%
  - Positives: Ford 250/350, GM Lambda, Honda Pilot, Toyota Tundra
  - Lower/discontinued volume: Chrysler 300/Magnum, Grand Cherokee/Commander; GM Trailblazer, Grand Prix; Nissan Pathfinder
  - Awarded new business: Mitsubishi, Ford, GM
- Europe: up 1% (excluding foreign exchange, down 7%)
  - Lower/discontinued volume: BMW Mini, Mercedes E-Class, Nissan Almera, Opel Astra/Zafira, Smart for4
  - Awarded new business: BMW, Ford, Hyundai, Renault, Toyota
- Asia/Pacific: down 6%
  - Decline primarily due to lower Nissan (Japan) and Hyundai, Kia volumes in Korea
  - China (non-consolidated) sales up double-digits

Segment Income	**$180M**	**$193M**	**-7%**

- Outstanding execution
  - North America sequential improvement to 2.6% margin
  - Europe to record 6% margin
- China equity income lower due to growth investments

8

(in millions) Q3 2007 Financial Highlights FX - Euro at $1.35 vs $1.25 Sales - Double-digit sales growth from building efficiency (+15%) and power solutions (+16%) partially offset by 1% reduction in automotive experience SG&A - Investments in growth initiatives at building efficiency; prior year $33 million insurance benefit Equity income - Hybrid battery development costs; start-up costs related to automotive joint ventures Excluding prior year restructuring costs:

(in millions, except per share data) Q3 2007 Financial Highlights Financing charges-net - Benefit of de-leveraging partially offset by impact of higher European short-term interest rates Provision for income taxes - Prior year income tax provision affected by non-recurring tax adjustment and tax benefit related to restructuring; underlying tax rate of 21% in both periods Minority interests - Costs related to Toyota Tundra launch; lower earnings at certain international operations Earnings per share - EPS from continuing operations increased by 16%

Q3 2007 Balance Sheet / Cash Flow Highlights Total Debt to Total Capitalization Ratio Target Range Q4:05 Q1:06 Q2:06 Q3:06 Q4:06 Q1:07 Q2:07 Q3:07 0.279 0.464 0.449 0.42 0.392 0.392 0.372 0.358 Third quarter working capital performance below expectations Debt to capitalization ratio of 36% Capital spending continues to be favorable to full year guidance Expect debt/capitalization to decline to approximately 30% by fiscal year-end Impact of higher lead costs Inventory build associated with US Airconditioning Accounts receivable: timing, collection delays in Automotive

2007 Outlook Full Year: Confirming earnings guidance Debt to total capitalization of approximately 30% No change 12 Double-digit earnings growth for the fifth consecutive year 2007 Full Year Segment Margin Guidance Building 6.7 - 6.9% Automotive 2.9 - 3.1% Power* 11.5 - 11.9% Sales +7% to approximately $34.5 billion No change Earnings +19% - 20% to $6.25 - $6.30 per diluted share from continuing operations (excluding $0.19 per share second quarter non-recurring tax benefit) No change *excluding lead 12.5 - 13.0%